UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2008

STANCORP FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

State of Oregon	1-14925	93-1253576
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 SW Sixth Avenue, Portland, Oregon	97204
(Address of principal executive offices)	(Zip Code)

(971) 321-7000

(Registrant’s telephone number, including area code)

No Change

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 21, 2008, the Organization & Compensation Committee of the Board of Directors of StanCorp Financial Group, Inc. (“StanCorp”) approved the following changes to the compensation of J. Gregory Ness based on his assumption of the roles of President and Chief Operating Officer (previously disclosed in an 8-K dated September 10, 2008):

•	New base salary of $575,000 effective September 15, 2008.

•

An increase in the potential annual bonus payable through the Short Term Incentive Plan. Payout for this program is based on final performance against a set of predetermined corporate, divisional and individual goals. Mr. Ness’s personal target for payout under the Short Term Incentive Plan increased to 90% of his annual salary with maximum targets increased to 135% of his annual salary effective September 15, 2008. The increased potential payout under the 2008 Short Term Incentive Plan will be prorated based on the September 15, 2008 effective date.

•

A grant of options to purchase 20,000 shares of StanCorp stock to be received September 22, 2008 with an exercise price equal to the closing price on that date. The options will vest in four equal installments on the first four anniversaries of the grant date and are exercisable over 10 years.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

During the week of September 22, 2008, certain StanCorp officers will meet with investors and analysts. During these meetings, officers of StanCorp expect to respond to questions regarding StanCorp’s asset holdings with the following information:

•	StanCorp’s investment in debt securities of Lehman Brothers Holding Inc. (“Lehman”) was approximately $29 million, at amortized cost, as of September 22, 2008.

•	StanCorp’s investment in debt securities of American International Group, Inc. (“AIG”) and its subsidiary companies was approximately $31 million, at amortized cost, as of September 22, 2008.

•	StanCorp’s investment in debt securities of Washington Mutual Inc. (“Washington Mutual”) was approximately $3 million, at amortized cost, as of September 22, 2008.

•	StanCorp does not have any other exposure, including common and preferred stock or counterparty exposure, to Lehman, AIG and Washington Mutual.

For additional information regarding StanCorp’s investments, please see StanCorp’s Form 10-Q for the quarter ended June 30, 2008. Interested persons can find StanCorp’s Form 10-Q and other important information about StanCorp in the Investor Relations page on StanCorp’s web site at www.stancorpfinancial.com.

Forward Looking Statements—Cautionary Language

Some of the statements contained in this report, including those relating to StanCorp’s strategy and growth prospects and other statements that are predictive in nature, that depend on or refer to future events or conditions or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “seeks” and similar expressions, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are not historical facts but instead represent only management’s expectations, estimates and projections regarding future events. Similarly, these statements are not guarantees of future performance and involve uncertainties that are difficult to predict, which may include, but are not limited to, the factors discussed below. As a provider of financial products and services, StanCorp’s results of operations may vary significantly in response to economic trends, interest rate changes, investment performance and claims experience. Caution should be used when extrapolating historical results or conditions to future periods.

StanCorp’s actual results and financial condition may differ, perhaps materially, from the anticipated results and financial condition in any such forward-looking statements. Given these uncertainties or circumstances, readers are cautioned not to place undue reliance on such statements. StanCorp undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The following factors could cause results to differ materially from management expectations as suggested by such forward-looking statements:

•	Growth of sales, premiums and annuity deposits, cash flows, gross profits and profitability.

•	Availability of capital required to support business growth and the effective utilization of excess capital.

•	Integration and performance of business acquired through reinsurance or acquisition.

•	Financial strength and credit ratings.

•	Changes in the regulatory environment at the state or federal level or changes in U.S. GAAP accounting principles, practices or policies.

•	Findings in litigation or other legal proceedings.

•	Receipt of dividends from, or contributions to, our subsidiaries.

•	Adequacy of the diversification of risk by product offerings and customer industry, geography and size.

•	Adequacy of asset/liability management.

•	Events of terrorism, natural disasters or other catastrophic events.

•	Changes in federal or state income taxes.

•	Growth in assets under administration including performance of equity investments in the separate account.

•	Benefit ratios, including changes in claims incidence, severity and recovery.

•	Levels of persistency.

•	Adequacy of reserves established for future policy benefits.

•	The effect of changes in interest rates on reserves, policyholder funds, investment income and commercial mortgage loan prepayment fees.

•	The impact of rising benefit costs on employer budgets for employee benefits.

•	Levels of employment and wage growth.

•	Competition from other insurers and financial services companies, including the ability to competitively price our products.

•	Concentration of risk that is especially inherent in group life products.

•	Ability of reinsurers to meet their obligations.

•	Availability, adequacy and pricing of reinsurance and catastrophe reinsurance coverage and potential charges incurred.

•	Losses from a disease pandemic.

•	Achievement of anticipated levels of operating expenses.

•	Adequacy of diversification of risk within our fixed maturity securities portfolio by industries, issuers and maturities.

•	Credit quality of the holdings in our investment portfolios.

•	The condition of the economy and expectations for interest rate changes.

•	The effect of changing levels of commercial mortgage loan prepayment fees on cash flows.

•	Experience in delinquency rates or loss experience in our commercial mortgage loan portfolio.

•	Concentration of commercial mortgage loan assets collateralized in California.

•	Environmental liability exposure resulting from commercial mortgage loan and real estate investments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANCORP FINANCIAL GROUP, INC.

Dated: September 23, 2008

/s/ Floyd F. Chadee
Floyd F. Chadee
Senior Vice President and
Chief Financial Officer